CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference this Post-Effective Amendment No. 9 to Registration Statement No. 333-107571 on Form N-4 of our report dated February 27, 2007, relating to the financial statements and financial highlights of Separate Account A, comprised of International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth (formerly Blue Chip), Capital Opportunities, International Large-Cap, Fasciano Small Equity, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, VN Small-Cap Value, JPMorgan Insurance Trust Core Bond (formerly JPMorgan Investment Trust Bond), JPMorgan Insurance Trust Equity Index (formerly JPMorgan Investment Trust Equity Index), JPMorgan Insurance Trust Diversified Mid Cap Value (formerly JPMorgan Investment Trust Mid Cap Value), and JPMorgan Insurance Trust Intrepid Growth (formerly JPMorgan Investment Trust Large Cap Growth) Variable Accounts, appearing in the Annual Report on Form N-30D of Separate Account A of Pacific Life & Annuity Company for the year ended December 31, 2006, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information of Pacific Value Separate Account A, which is part of such Registration Statement.
/s/ DELOITTE & TOUCHE LLP
Costa Mesa, California
April 20, 2007

CONSENT OF INDEPENDENT AUDITORS
We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-107571 on Form N-4 of our report dated March 30, 2007, relating to the financial statements of Pacific Life & Annuity Company appearing in the Statement of Additional Information of Pacific Value Separate Account A, which is part of such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information of Pacific Value Separate Account A.
/s/ DELOITTE & TOUCHE LLP
Costa Mesa, California
April 20, 2007